Exhibit 99.1

Oncolytics Biotech® Announces Results of Special Meeting of Shareholders

All resolutions passed, enabling the Company to streamline regulatory and operational processes

SAN DIEGO, CA, January 15, 2026 – Oncolytics Biotech® Inc. (Nasdaq: ONCY) (“Oncolytics” or the “Company”), a clinical-stage immunotherapy company developing pelareorep, today announced the voting results from its Special Meeting of Shareholders (the “Special Meeting”) held on Thursday, January 15, 2026.

Each item of business described in the management information circular/prospectus of the Company dated December 9, 2025, was approved by the shareholders. The voting results for each item of business are set out below.

Resolution	For	%	Against	%
Continuance Resolution	14,994,075	85.21%	2,602,405	14.79%
Domestication Resolution	15,304,574	86.98%	2,291,905	13.02%
2026 Incentive Award Plan Resolution	13,508,657	76.77%	4,087,822	23.23%

The approval of the first resolution authorized the Company to continue from the Province of Alberta in Canada to the Province of British Columbia in Canada (the “Continuance”). The approval of the second resolution authorized the Company to continue from the Province of British Columbia to the State of Nevada in the United States of America (the “Domestication”). The approval of the third resolution authorized the Company to implement the Oncolytics Biotech Inc. 2026 Incentive Award Plan (the “2026 Incentive Award Plan”), subject to and conditional upon the completion of the Continuance and Domestication.

The Company expects to consummate the Continuance and Domestication, and for the 2026 Incentive Award Plan to become effective at the end of the first quarter of 2026.

For more details on the matters covered at the Special Meeting, please refer to the Company’s public filings available on SEDAR+ at https://www.sedarplus.ca/home/ and on EDGAR at https://www.sec.gov/.

About Oncolytics Biotech Inc.

Oncolytics is a clinical-stage biotechnology company developing pelareorep, an investigational intravenously delivered double-stranded RNA immunotherapeutic agent. Pelareorep has demonstrated encouraging results in multiple first-line pancreatic cancer studies, two randomized Phase 2 studies in metastatic breast cancer, and early-phase studies in anal and colorectal cancer. It is designed to induce anti-cancer immune responses by converting immunologically “cold” tumors “hot” through the activation of innate and adaptive immune responses.

The Company is advancing pelareorep in combination with chemotherapy and/or checkpoint inhibitors in metastatic pancreatic and breast cancers, of which both development programs have received Fast Track designation from the FDA, and other gastrointestinal tumors. Oncolytics is actively pursuing strategic partnerships to accelerate development and maximize commercial impact. For more about Oncolytics, please visit: www.oncolyticsbiotech.com or follow the Company on social media on LinkedIn and on X @oncolytics.

Forward-looking statements

This press release contains forward-looking statements, within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under applicable Canadian securities laws (such forward-looking statements and forward-looking information are collectively referred to herein as “forward-looking statements”). Forward-looking statements contained in this press release include statements regarding the expected consummation of the Continuance and the Domestication and effectiveness of the 2026 Incentive Award Plan, and timing thereof; and the anticipated benefits of the Continuance, Domestication, and 2026 Incentive Award Plan. In any forward-looking statement in which Oncolytics expresses an expectation or belief as to future results, such expectations or beliefs are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will be achieved. These statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those anticipated. These risks include, but are not limited to, regulatory outcomes, trial execution, financial resources, access to capital markets, and market dynamics. Please refer to Oncolytics’ public filings with securities regulators in the United States and Canada for more information. The Company assumes no obligation to update forward-looking statements, except as required by law.

Company Contact

Jon Patton

Director of IR & Communication

jpatton@oncolytics.ca

Investor Relations for Oncolytics

Mike Moyer

LifeSci Advisors

+1-617-308-4306

mmoyer@lifesciadvisors.com

Media Contact for Oncolytics

Owen Blaschak

LifeSci Communications

oblaschak@lifescicomms.com